EXHIBIT 99.1

Renovaro Biosciences Appoints Two Finance Industry Experts to Board of Directors

Los Angeles - October 10, 2023. (GLOBE NEWSWIRE) -- Renovaro Biosciences Inc. (NASDAQ: RENB)(Renovaro), an advanced, pre-clinical biotechnology firm in cell, gene, and immunotherapy focused on solid tumors with short life expectancy, is pleased to announce the appointment of Leni Boeren and Ruud Hendriks as Independent Directors.

Renovaro recently announced a definitive agreement to combine with the advanced AI Company GEDi Cube Intl Ltd. GEDiCube intends to rebrand as Renovaro AI, as announced on September 29, 2023.

Both Leni and Ruud bring extensive, high-level experience in finance and business.

Leni Boeren boasts a 40-year career in the financial sector, commencing with banking roles at Paribas and Rabobank before holding several director-level positions at Amsterdam Exchanges and then Euronext, the first pan-European stock and derivatives exchange that resulted from the merger of exchanges in Amsterdam, Paris, and Brussels. She then transitioned to asset management, spending over a decade undertaking executive roles, culminating in CEO and Chair, of international Robeco Groep N.V. She also held several board positions with Robeco Group’s subsidiaries, including Harbor Capital Advisors Inc. and Boston Partners Global Investors Inc. in the US. After this, she served as CEO of Kempen Capital Management. Leni currently holds non-executive positions with NIBC Bank, Air France-KLM, Ohpen, and Mollie. She also holds several advisory roles, including the Capital Market Committee of the Dutch regulator, the Authority for the Financial Markets.

Ruud Hendriks brings over 35 years of experience in the asset management industry, having held senior roles at some of the most established financial institutions. This includes spending ten years at Goldman Sachs Asset Management, which he joined as a managing director and became co-head of sales for Europe, the Middle East, and Africa. Prior to this, he worked at Robeco Group, including at Rodamco, the property fund of the Robeco Group, before becoming Senior Vice President and Global Head of Institutional Sales at Robeco. Other experience includes acting as senior advisor to KKR, Citi, Lombard Odier, and a Non-Executive Director of Man Group plc. Ruud’s current positions include being a senior adviser to Pictet Group, a leading independent investment firm, and Van Lanschot Kempen N.V., an independent wealth manager. He also advises wealthy individuals next to being an Ambassador to Add Value Fund Management B.V.

“On behalf of the Board, I am delighted to welcome Leni and Ruud as our newest Independent Directors at this pivotal moment for our business,” commented Rene Sindlev, Chairman of Renovaro. “Their substantial experience in the capital markets and asset management will bring invaluable financial and business expertise as we advance towards commercialization.”

“I am excited to join the Board for Renovaro Biosciences as it moves towards combining with GEDiCube,” said Leni Boeren. “I look forward to supporting the company in unlocking the vast potential of the two companies. Together, we are committed to spearheading advancements in the battle against cancer and other diseases, harnessing cutting-edge AI technology and pioneering biotherapeutics.”

“The intended combination of Renovaro and GEDiCube brings together two innovative platforms in AI and biotherapeutics that will offer comprehensive solutions to transform patient care,” added Ruud Hendriks. “I am honored to be a part of this journey that I believe will lead to the fundamental improvement of patients and their families around the world.”

ABOUT THE COMPANY

Renovaro has developed advanced cell, gene, and immunotherapy platforms designed to renew the body’s natural tumor-fighting capabilities against cancer and infectious diseases. For more information on Renovaro, go to their website at www.renovarobio.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events, or developments that Renovaro or GEDi Cube expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include but are not limited to, statements regarding the proposed Transaction, the expected closing of the proposed Transaction and the timing thereof, and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities, and anticipated future performance. Information adjusted for the proposed Transaction should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the risk that cost savings, synergies and growth from the proposed Transaction may not be fully realized or may take longer to realize than expected; the possibility that shareholders of Renovaro may not approve the issuance of new shares of Renovaro common stock in the proposed Transaction; the risk that a condition to closing of the proposed Transaction may not be satisfied, that either party may terminate the Transaction Agreement or that the closing of the proposed Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed Transaction; the occurrence of any other event, change or other circumstances that could give rise to the termination of the stock purchase agreement relating to the proposed Transaction; the risk that changes in Renovaro’s capital structure and governance could have adverse effects on the market value of its securities and its ability to access the capital markets; the ability of Renovaro to retain its Nasdaq listing; the ability of GEDi Cube to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on GEDi Cube’s operating results and business generally; the risk the proposed Transaction could distract management from ongoing business operations or cause Renovaro and/or GEDi Cube to incur substantial costs; the risk that GEDi Cube may be unable to reduce expenses; the impact of the COVID-19 pandemic, any related economic downturn; the risk of changes in regulations effecting the healthcare industry; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Renovaro’s or GEDi Cube’s control, including those detailed in Renovaro’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Renovaro’s website at www.renovarobio.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. All forward-looking statements are based on assumptions that Renovaro and GEDi Cube believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither Renovaro nor GEDi Cube undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Regarding the Merger Will Be Filed with the SEC and Where to Find It

In connection with the proposed Transaction, Renovaro intends to file a proxy statement (the “proxy statement”), and will file other documents regarding the proposed Transaction with the SEC. INVESTORS AND SECURITYHOLDERS OF RENOVARO ARE URGED TO CAREFULLY AND THOROUGHLY READ, WHEN THEY BECOME AVAILABLE, THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY RENOVARO WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENOVARO, GEDI CUBE AND THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Once complete, a definitive proxy statement will be mailed to the stockholders of Renovaro. Investors will be able to obtain free copies of the proxy statement, as may be amended from time to time, and other relevant documents filed by Renovaro with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Renovaro, including the proxy statement (when it becomes available), will be available free of charge from Renovaro’s website at www.renovarobio.com under the “Financials” tab.

Participants in the Solicitation

Renovaro and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Renovaro in connection with the proposed Transaction. Information about Renovaro’s directors and executive officers is set forth in Renovaro’s definitive proxy statement for the 2023 annual meeting of stockholders filed with the SEC on May 16, 2023, and the proxy statement (when it becomes available). Other information regarding the interests of such individuals, as well as information regarding other persons who may be deemed participants in the proposed Transaction, will be set forth in the proxy statement and other relevant materials to be filed with the SEC when they become available. Stockholders of Renovaro, potential investors, and other readers should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Contact: ir@renovarobio.com

Source: Renovaro Bioscience Inc.